UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada		L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States		33634
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

(813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 16, 2016, Cott Corporation (the “Company”) issued a press release announcing that its wholly owned subsidiary, Cott Finance Corporation (the “Escrow Issuer”), priced the previously announced offering of the Escrow Issuer’s €450 million in aggregate principal amount of 5.50% Senior Notes due 2024 (the “New Notes”). The New Notes will mature on July 1, 2024 and interest on the New Notes will accrue and be payable semi-annually commencing on January 1, 2017 at the rate of 5.50% per annum. The New Notes will yield gross proceeds to the Escrow Issuer of €450 million. The Escrow Issuer has been declared an unrestricted subsidiary under the indentures governing Cott Beverages Inc.’s 5.375% Senior Notes due 2022 and its 6.75% Senior Notes due 2020, as well as DS Services of America, Inc.’s 10.000% Senior Notes due 2021. Each of Cott Beverages Inc. and DS Services of America, Inc. is a wholly owned subsidiary of Cott Corporation.

A copy of the press release is attached hereto as Exhibit 99.1. The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Escrow Issuer will amalgamate with the Company and the combined company, “Cott Corporation,” will assume all of the obligations of the Escrow Issuer under the New Notes substantially simultaneously with the closing of the previously announced acquisition (the “Eden Acquisition”) of Hydra Dutch Holdings 1 B.V. by Carbon Acquisition Co B.V., a wholly-owned subsidiary of the Company, which is subject to closing conditions. Substantially simultaneously with the closing of the Eden Acquisition, the New Notes will be guaranteed on a senior basis by all of the Company’s existing subsidiaries that are obligors under its existing ABL credit facility (the “ABL Facility”) and by any wholly-owned subsidiary that guarantees certain indebtedness of the Company or any of the other guarantors.

Item 8.01	Other Events

On June 16, 2016, the Escrow Issuer entered into a purchase agreement (the “Purchase Agreement”) with certain initial purchasers named in Schedule I therein (the “Initial Purchasers) for a private placement offering of the New Notes. Pursuant to the Purchase Agreement, the Initial Purchasers agreed to purchase the New Notes. On the Release Date (as defined in the Purchase Agreement), the Company and certain subsidiaries of the Company, as guarantors (the “Guarantors”), are expected to execute and deliver a joinder agreement to the Purchase Agreement (the “Joinder Agreement”), whereby the Company and each of the Guarantors will agree to observe and fully perform all of the rights, obligations and liabilities contemplated therein. Following the Release Date, the Escrow Issuer will be combined with the Company by way of an amalgamation under applicable Canadian corporate law, and the combined company, “Cott Corporation,” will continue as the issuer of the New Notes.

Among other things, pursuant to the Purchase Agreement, the Escrow Issuer, and upon execution of the Joinder Agreement, the Company and each of the Guarantors, (i) agreed, for a period of 60 days, not to, without the prior written consent of the Deutsche Bank Securities Inc., as representative of the Initial Purchasers, offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Company or the Escrow Issuer substantially similar to the New Notes or securities convertible into or exchangeable for such debt securities of the Company or the Escrow Issuer, or sell or grant options, rights or warrants with respect to such debt securities of the Company or the Escrow Issuer or securities convertible into or exchangeable for such debt securities of the Company or the Escrow Issuer; and (ii) agreed to indemnify the Initial Purchasers with respect to certain aspects of the offering of the New Notes. The Purchase Agreement also contains customary representations, warranties and agreements by the Escrow Issuer, and upon execution of the Joinder Agreement, the Company and each of the Guarantors.

The New Notes were offered and are anticipated to be sold by the Escrow Issuer to the Initial Purchasers at a price set forth in the Purchase Agreement in reliance on an exemption pursuant to Section 4(a)(2) of the Securities Act and other applicable laws. Delivery to the Initial Purchasers of, and payment for, the New Notes is anticipated to be made on or about June 30, 2016. The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In Canada, the New Notes will be offered and sold on a private placement basis in certain provinces to accredited investors in reliance on available exemptions from the prospectus requirement of applicable Canadian securities laws.

The obligation of the Initial Purchasers to purchase the New Notes are subject to customary terms and conditions, including accuracy of representations and warranties of the Escrow Issuer, and upon execution of the Joinder Agreement, the Company and each of the Guarantors and receipt of legal opinions and certificates, in each case as set forth in the Purchase Agreement.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, but not limited to, statements regarding the proposed Eden Acquisition, the note offering and our intention to finance a portion of the Eden Acquisition with the net proceeds of the note offering. Forward-looking statements involve inherent risks and uncertainties, many of which are beyond the Company’s control. The Company cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements are based on assumptions regarding management’s current plans and estimates. Management believes these assumptions to be reasonable but there is no assurance that they will prove to be accurate. Factors that could cause actual results to differ materially from those described in this Current Report include those risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in the Company’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q, as well as other periodic reports filed with the SEC. The Company does not undertake to update or revise any of these statements in light of new information or future events, except as expressly required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated June 16, 2016, regarding the pricing of Cott Finance Corporation’s 5.50% Senior Notes due 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation (Registrant)

June 17, 2016	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated June 16, 2016, regarding the pricing of Cott Finance Corporation’s 5.50% Senior Notes due 2024.